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AIM Mid Cap Opportunities Fund
Annual Report October 31, 2001

Correction
In the "Results of a $10,000 Investment" chart on page 4 of this report, the lines representing the S&P MidCap 400 Index and the Lipper Mid-Cap Growth Index are reversed. The end result of a $10,000 investment in the S&P MidCap 400 Index is $11,860. The end result of a $10,100 investment in the Lipper Mid-Cap Growth Index is $10,182. The end result for the fund is correct: $16,854.